SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K

                         CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):

                         December 7, 1999


                      TAMPA ELECTRIC COMPANY
      (Exact name of registrant as specified in its charter)




     FLORIDA                       1-5007              59-0475140
(State or other jurisdiction    (Commission file     (IRS Employer
   of incorporation)                 Number)       Identification No.)


702 North Franklin Street, Tampa Florida                     33602
  (Address of principal executive offices)                (Zip code)

Registrant's telephone number, including area code: (813) 228-4111















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Item 5.   Other Events

     See  the  Press Release dated Dec. 7, 1999, filed as Exhibit
99.1  and  incorporated  herein  by  reference,  announcing Tampa
Electric Company's 10-year environmental program.

Item 7.   Financial Statements and Exhibits

(c)  Exhibits

     99.1 Press Release dated Dec. 7, 1999.










































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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:    Dec. 7, 1999             Tampa Electric Company



                                   By:/s/ G. L. Gillette
                                          G. L. Gillette
                                     Vice President-Finance,
                                   and Chief Financial Officer
                                  (Principal Financial Officer)

































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                        INDEX TO EXHIBITS

Exhibit No.    Description of Exhibits                 Page No.


     99.1      Press Release dated Dec. 7, 1999             5















































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